SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2004

METROCORP BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	0-25141 (Commission File Number)	76-0579161 (I.R.S. Employer Identification No.)

9600 Bellaire Boulevard, Suite 252 Houston, Texas (Address of principal executive offices)	77036 (Zip Code)

Registrant’s telephone number, including area code: (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release dated November 1, 2004

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On November 1, 2004, MetroCorp Bancshares, Inc. (the “Company”) announced the hiring of David C. Choi to the position of Chief Financial Officer of the Company and its wholly-owned subsidiary, MetroBank, N.A. (the “Bank”). Mr. Choi, age 46, joins the Company from Teco-Westinghouse Motor Company where he served as Vice President and Chief Financial Officer from 2000 until his departure in October 2004. From 1995 to 1999, Mr. Choi served as Senior Client Manager and Vice President of International Banking at JP Morgan Chase Bank. From 1988 to 1999, Mr. Choi served in various other positions at JP Morgan Chase Bank. Mr. Choi holds a Bachelor of Science in Economics and Business Administration from the University of Wisconsin and a Master of Business Administration, with a concentration in Finance, from Michigan State University. There are no transactions, or series of similar transactions, since the beginning of the 2004 fiscal year or any currently proposed transaction, or series of similar transactions, between the Company or the Bank and Mr. Choi. To the knowledge of the Company, there are no agreements, arrangements or understandings by which Mr. Choi was hired as Chief Financial Officer of the Company or the Bank. Currently, Mr. Choi has no family relationships (as defined in Item 401 of Regulation S-K) with any director or officer of the Company or the Bank.

     An offer letter was accepted by Mr. Choi covering his service as Chief Financial Officer. Pursuant to the offer letter, Mr. Choi is an “at will” employee and will be paid an annual salary of $150,000 with a potential to earn a bonus of up to 50% of his annual base salary based on mutually agreed upon objectives. Mr. Choi was also granted options to purchase 10,000 shares of the Company’s common stock at an exercise price equal to the closing price on the Nasdaq Stock Market on November 2, 2004. The options are for a term of seven years and will vest 30% on each of the first and second anniversary of the grant date and 40% on the third anniversary of the grant date. Mr. Choi will also be entitled to participate in the Bank’s health, insurance and other employee benefit plans.

     On November 1, 2004, the Company publicly disseminated a press release announcing the hiring of David C. Choi as Chief Financial Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number		Description of Exhibit
99.1	-	Press Release issued by MetroCorp Bancshares, Inc. dated November 1, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCORP BANCSHARES, INC.
Dated: November 4, 2004	By:	/s/ George Lee
George Lee
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release issued by MetroCorp Bancshares, Inc. dated November 1, 2004.